UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under § 240.14a-12

P & F INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 .

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction apples:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number; or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

P & F INDUSTRIES, INC.
300 Smith Street
Farmingdale, New York 11735

SUPPLEMENT
TO
PROXY STATEMENT FOR THE
2005 ANNUAL MEETING OF STOCKHOLDERS

This Supplement provides additional information to that contained in the definitive proxy statement dated April  27, 2005 (the “Proxy Statement”) of P & F Industries, Inc. (the “Company”) for the 2005 Annual Meeting of the Company’s stockholders (the “Annual Meeting”), first mailed on or about April 27, 2005 to stockholders entitled to vote at the Annual Meeting. The following information was omitted from the Proxy Statement.

Information as to Directors and Nominees for Directors

Marc A. Utay serves as a director of IMAX Corporation.

If you have not already done so, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope included with this Supplement.

You also may vote in person at the Annual Meeting as described in the Proxy Statement.

The proxy card previously sent to you is still valid, and if you have already returned the proxy card, you do not have to do anything else, unless you want to revoke your proxy. Any proxy may be revoked at any time before it is exercised, either in person at the Annual Meeting or by written notice or by a duly executed proxy, bearing a later date, sent to the Secretary of the Company.

The date of this Supplement is May 6, 2005.

JOSEPH A. MOLINO, JR. Secretary

PROXY

P&F INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
May 25, 2005

The undersigned hereby appoints RICHARD A. HOROWITZ and JOSEPH A. MOLINO, JR., or either one of them, attorney with full power of substitution and revocation to each, for and in the name of the undersigned, with all powers the undersigned would possess if personally present, to vote the Class A Common Stock of the undersigned in P&F Industries, Inc. at the Annual Meeting of Stockholders to be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York on Wednesday, May 25, 2005 at 10 a.m. and at any adjournment thereof, for the following matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

(Continued, and to be signed on reverse side)

☒PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

FOR THE NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)	WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES LISTED BELOW
☐	☐	NOMINEES:	Robert L. Dubofsky Mitchell A. Solomon Marc A. Utay

1.	Election of three directors, as set forth to right, for a term of three years (expiring in 2008) and until their successors are duly elected and qualified.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW. __________________________________________________

2.	In their discretion upon any other matters which may properly come before the meeting.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.
IMPORTANT - PLEASE VOTE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE SO THAT IT WILL ARRIVE BEFORE THE ANNUAL MEETING ON MAY 25, 2005.

SIGNATURE(S)

__________________________________________________________________________________________________________________________

DATE
___________________________, 2005

NOTE: Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name shown, including the case of joint tenants, each party should sign.